UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

GlycoMimetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36177	06-1686563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9708 Medical Center Drive

Rockville, MD 20850

(Address of principal executive offices, including zip code)

(240) 243-1201

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GLYC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 10, 2024, the Board of Directors (the “Board”) of GlycoMimetics, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board (the “Committee”), granted performance-based stock options (each, an “Award” and together, the “Awards”) to the Company’s named executive officers (the “NEOs”) under the terms of the Company’s Amended and Restated 2013 Equity Incentive Plan (the “Amended 2013 Plan”). The Awards are exercisable for the number of shares of common stock set forth in the table below, with each option having an exercise price of $0.2589 per share.

Officer	Title	Shares Underlying Award (#)
Harout Semerjian	President and Chief Executive Officer	521,250
Brian Hahn	Chief Financial Officer	187,500
Edwin Rock, M.D.	Chief Medical Officer	187,500

Each Award will vest in full upon FDA approval of the Company’s product candidate uproleselan for the treatment of acute myeloid leukemia, subject to the recipient’s continued service through the vesting date.

The Awards are in addition to the service-based stock options that the Committee awarded to the NEOs on January 12, 2024, each of which has an exercise price of $3.11 per share.

The description of the Awards contained herein is a summary of their material terms, does not purport to be complete and is qualified in its entirety by reference to the Amended 2013 Plan and the forms of Stock Option Grant Notice and Stock Option Agreement under the Amended 2013 Plan, which were filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on March 27, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLYCOMIMETICS, INC.

	By:	/s/ Brian M. Hahn
Date: June 13, 2024		Brian M. Hahn Chief Financial Officer and Senior Vice President

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